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                                                                    EXHIBIT 10.4

                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (the "Agreement"), dated as of ____________, 2004, is entered into by and among National Interstate Corporation, an Ohio corporation (the "Corporation") on the one hand, and Alan
R. Spachman and Great American Insurance Company, an Ohio corporation (each individually a "Shareholder" and collectively the "Shareholders"), on the other hand.

      This Agreement relates to the disposition and transfer of Common Shares, $.01 par value per share, of the Corporation (the "Common Shares") held by the Shareholders.

      In consideration of the undertakings contained in this Agreement, the parties agree as follows:

      1. RESTRICTIONS ON TRANSFER. No gift, bequest, sale, exchange, transfer, assignment or other disposition (collectively, a "Transfer") of all or any portion of the Common Shares owned, whether, beneficially or legally, by the Shareholder now or hereafter may be made except as provided in this Agreement and each Shareholder hereby severally agrees that it will not Transfer all or any portion of such Common Shares except as permitted by this Agreement.

      (a) Gifts, Bequests, and Other Transfers without Consideration. Each Shareholder may give, bequeath, or otherwise Transfer without receipt of cash consideration (collectively, a "Gift") Common Shares held by such Shareholder to any person or organization so long as the number of Common Shares transferred as a result of such Gift or series of related Gifts is less than ten percent (10%) of the total issued and outstanding Common Shares of the Corporation immediately prior to such Gift. If any transferee is an affiliate (as defined below) of the Shareholder, then the Common Shares transferred in connection with such Gift shall remain subject to the restrictions on Transfer provided in this Agreement and such affiliate donee will be deemed to be a "Shareholder" for the purposes this Agreement. For the purposes of this Agreement: (A) "affiliate" means any person or entity that controls, is controlled by, or is under common control with (1) the Shareholder or (2) any entity, organization or person controlled by such Shareholder, and (B) "control," "controlled by" or "under common control with" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, organization or person, whether through the ownership of voting securities, by contract or otherwise.

      (b) Public and Private Sales. Each Shareholder may sell Common Shares either:

            (i) pursuant to an underwriting agreement, a purchase agreement or similar arrangement to which the Corporation and the Shareholder are party relating to an underwritten public offering of Common Shares (collectively, an "Underwritten Sale"); or

            (ii) in any public or privately negotiated sale, whether pursuant to a registration statement or otherwise, (including sales under Rule 144 of the Securities Act of 1933, as amended (the "Securities Act")) (collectively such public and private sales, "Negotiated Sales"), only if, to the knowledge of such selling Shareholder, each purchaser in such Negotiated

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                  Sale or series of related Negotiated Sales, either alone or as a member of a group of related or affiliated purchasers, will not be the "beneficial owner" of ten percent (10%) or more of the Corporation's issued and outstanding Common Shares immediately following such Negotiated Sale or series of related sales. For the purposes of this Section 1(b), a selling Shareholder shall be deemed to have knowledge of information included in the public filings, if any, of the Corporation's other shareholders.

If any purchaser in a Negotiated Sale or Underwritten Sale is an affiliate of the selling Shareholder, then the Common Shares transferred in connection with such Negotiated Sale or Underwritten Sale shall remain subject to the restrictions on Transfer provided in this Agreement and such affiliate purchaser will be deemed to be a "Shareholder" for the purposes of this Agreement. For purposes of this Agreement "beneficial owner" has the meaning set forth in Rule 13d-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or in any comparable rule adopted to replace Rule 13d-1.

      (c) Tender Offer or Exchange Offer; Merger, Consolidation, or Reclassification. Each Shareholder may tender or exchange all or any portion of his or its Common Shares pursuant to a tender offer or exchange offer which seeks to acquire two thirds or more of the Corporation's outstanding shares. Each Shareholder may surrender or exchange his or its Common Shares pursuant to a merger or consolidation of the Corporation into or with another corporation or other entity or a reclassification of the Corporation's securities.

      (d) Transfers without Consideration to a Trust or other Entity whose Primary Beneficiary is the Shareholder. Mr. Spachman may Transfer without receipt of consideration all or any portion of the Common Shares held by him to any trust or other entity for financial planning or estate planning purposes, but only if the primary beneficiary of such transferee trust or other entity is Mr. Spachman or his lineal descendants. The Common Shares received by any transferee trust or other entity party to such Transfer shall remain subject to the restrictions on Transfer provided in this Agreement and such transferee will be deemed to be a "Shareholder" for the purposes of this Agreement.

      (e) Legends. Each Shareholder consents to the placing of the following legend on certificates representing the Common Shares owned by such Shareholder or any affiliate of such Shareholder that takes Common Shares subject to the restrictions on Transfer contemplated by this Agreement.

      THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A REGISTRATION RIGHTS AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN SHAREHOLDERS OF THE COMPANY, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF THESE SHARES IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE SHARES ARE TRANSFERABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

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      (f) Opinion of Counsel. Unless waived by the Corporation, prior to any
Transfer other than a Transfer made pursuant to an effective registration statement, the Shareholder shall deliver a written opinion of legal counsel, addressed to the Corporation and its transfer agent, in customary form and substance to each addressee, to the effect that the proposed Transfer of the Common Shares may be effected without registration under the Securities Act and applicable state securities laws.

2. RIGHT OF FIRST REFUSAL FOR OTHER TRANSFERS. Except for the Transfers expressly permitted under Section 1, the Corporation shall have a right of first refusal to purchase all or any portion of the Shareholders' Common Shares, upon the terms and conditions set forth in this Section 2, with respect to any proposed Transfer of all or any portion of the Common Shares held from time to time by either of the Shareholders.

      (a) Notice. If the Shareholder proposes to Transfer Common Shares to another person, entity or organization (the "Offeror"), and such Transfer is not expressly permitted under Section 1, the Shareholder shall first obtain a bona fide, written offer for the Common Shares from an Offeror which offer shall include the consideration per share to be paid for such Common Shares, the method of payment of such consideration, the proposed closing date for such transaction and any other limitations or restrictions of such offer (collectively, the "Offer"). A bona fide offer includes, but is not limited to, any Offer at or above the closing price of the Common Shares on Nasdaq (or such other exchange or market on which the Common Shares are then listed or trading) on the date of such Offer or at the close of any date within five days of such Offer. Before accepting such Offer, the Shareholder shall first give written notice (the "Notice") to the Corporation of the identity of the Offeror and the price and other terms of the proposed Transfer, together with a copy of such Offer.

      (b) Exercise of Right. For a period of ten (10) days after receipt of the Notice, the Corporation shall have the right to purchase, at the price and upon the other terms specified in the Notice, all (but not less than all) of the Common Shares proposed to be transferred to the Offeror pursuant to such Notice. The Corporation shall advise the Shareholder of its election to exercise this right within the ten-day (10) period. Any such purchase by the Corporation shall be completed within forty-five (45) days of the date of the Notice. Whether the Corporation determines to exercise its right pursuant to this provision shall be determined by an action of a majority of the members of the Corporation's Board of Directors who are not interested in the Transfer.

      (c) Expenses. If the Corporation exercises its right of first refusal pursuant to the terms of this Section 2, the Corporation shall reimburse the Offeror up to $75,000 in documented reasonable out-of-pocket due diligence expenses incurred by such Offeror in connection with its proposed purchase of the Shareholder's Common Shares.

      (d) Failure to Exercise. If the Corporation does not exercise its right of first refusal during the ten (10) day period referred to in Section 2(b), then the Shareholder that provided such Notice to the Corporation shall have the right for thirty (30) days (or such longer period as set forth in the Notice) from the expiration of such ten (10) day period to apply for regulatory approval of the proposed sale and to consummate such proposed sale of Common Shares to the Offeror on terms and conditions no more favorable to the Offeror than those stated in the Notice

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and in accordance with the provisions of this Section 2; provided that where all necessary application has been made for regulatory approval during the 30-day period but one or more of such regulatory approvals has not been obtained during such 30-day period, the consummation of such proposed sale may be postponed (for up to 180 days following the date of the Notice) until such regulatory approval is obtained or denied. Any such Common Shares not transferred within such 30-day period, or 180-day period, as the case may be, will be subject again to all of the provisions of this Section 2.

3. REGISTRATION RIGHTS. Subject to the provisions of this Section 3, following the 180-day lock-up period after the effective date of the Corporation's initial public offering (the "Initial Public Offering Date"), the Corporation shall use its reasonable best efforts to register under the Securities Act, upon the terms and conditions set forth herein, all or part of the Common Shares held by either of the Shareholders as such Shareholders may request. Notwithstanding anything herein to the contrary, the registration rights set forth herein and the Shareholders' right to sell Common Shares pursuant to a registration statement are subject to the Corporation's right of first refusal set forth in Section 2.

      (a) Piggy-Back Registration. (i) Subject to the provisions of this Section 3, if the Corporation at any time proposes to register any of its Common Shares under the Securities Act, whether or not for sale for its own account, and the registration form to be used may be used for the registration of Common Shares by the Shareholders, each such time, the Corporation shall give written notice of such proposed filing to the Shareholders as soon as practicable (but in no event less than ten (10) days before the anticipated filing date), and such notice shall offer the Shareholders the opportunity to include such number of Common Shares in the registration as the Shareholders may request.

            (ii) The Corporation shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Common Shares requested by the Shareholders to be included in the registration statement for such offering on the same terms and conditions as the Common Shares to be sold by the Corporation or the other selling shareholders included therein. Notwithstanding the foregoing, if the managing underwriter of such registration advises the Corporation in writing, with a copy to the Shareholder, that, in its opinion, the number of Common Shares requested to be included in the registration exceeds the number which can be sold in such offering, then the Corporation will include in such registration only the number of Common Shares recommended by the managing underwriter, selected in the following order of priority: (i) first, the Common Shares that the Corporation intends to be included in such registration; (ii) second, Common Shares that the Shareholders have requested to be included in such registration (pro rata according to the Common Shares proposed to be included in the registration by such Shareholders); and (iii) third, Common Shares held by all other parties.

      (b) Demand Registration. (i) Following the 180-day lock-up period after the Initial Public Offering Date, the Shareholders may request the Corporation to register under the Securities Act all or part of their Common Shares. Upon receipt of such request, the Corporation shall give written notice of the proposed registration to the other Shareholder if he or it was not a party to the request, so that he or it may participate in the requested registration. As soon as practicable after receipt of the request and determination of whether the other Shareholder will

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participate in the requested registration, the Corporation will prepare and file a registration statement for the Common Shares and, thereafter, use its reasonable best efforts to have the registration statement declared effective, to update the registration statement and related prospectus when necessary, and to maintain the effectiveness of the registration statement for a period not exceeding six months. The Corporation's obligation to register the Common Shares under this Section 3(b) is conditioned upon the inclusion in the registration Common Shares with an aggregate market value of not less than $5.0 million.

      (ii) Shelf Registration. Following the one-year anniversary of the Initial Public Offering Date, the Corporation shall prepare and file with the Securities and Exchange Commission (the "SEC") a "shelf registration statement" on Form S-3, or such other appropriate Securities Act registration form, for an offering to be made on a continuous basis pursuant to Rule 415 under Securities Act, covering all of the Common Shares then owned by the Shareholders (the "Shelf Registration Statement"). The Corporation will use its reasonable best efforts to have the Shelf Registration Statement declared effective within 90 days of the filing of such Shelf Registration Statement and to keep such Shelf Registration Statement continuously effective until the earlier to occur of (A) the third anniversary of the effectiveness of such Shelf Registration Statement or (B) the date on which all of the Common Shares held by the Shareholders and registered on such Shelf Registration Statement have been sold.

      (c) Exception. The Corporation may postpone for a reasonable period of time (not to exceed 90 days) the filing or the effectiveness of a registration statement for a registration under Section 3(a) or 3(b) if the Corporation furnishes to the Shareholders a certificate signed by an officer of the Corporation stating that the Corporation has determined reasonably and in good faith, after consultation with legal counsel, that such filing would require disclosure of material non-public information concerning the Corporation (which the Corporation is not otherwise required to disclose at such time); provided that the right to postpone the filing or effectiveness may not be exercised by the Corporation for more than 120 days in a twelve-month period.

      (d) Underwriting Requirements. In connection with any offering involving any underwriting of Common Shares in a registration under Section 3(a), the Corporation shall not be required to include a Shareholder's Common Shares in such underwriting unless the Shareholder accepts the terms of the underwriting as agreed upon between the Corporation and the underwriters in such quantities and on such terms as set forth in this Agreement, and the Shareholder agrees to sell the Shareholder's Common Shares on the basis provided herein and completes and/or executes all questionnaires, indemnities, lock-ups, underwriting agreements and other documents (including powers of attorney and custody arrangements) required generally of all selling shareholders, in each case, in customary form and substance, which are requested to be executed in connection therewith.

      (e) Expenses. Each Shareholder will pay all out-of-pocket expenses (or their portion thereof, as applicable) of registering their Common Shares pursuant to Section 3(a) or 3(b), including all registration and filing fees, printing expenses, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Common Shares), National Association of Securities Dealers (the "NASD") fees, listing fees (if any), accounting fees and expenses

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(including the expenses of any comfort letters or costs associated with the delivery by the independent certified public accountants of comfort letters), fees and expenses of the Corporation's legal counsel, fees and expenses of any separate legal counsel retained by the Shareholders, and will bear the cost of all brokers' and underwriting discounts, commissions and transfer taxes, if any, attributable to the Common Shares sold by such Shareholder; provided, however, that for (A) one demand registration statement under Section 3(b)(i), and (B) one Shelf Registration Statement under Section 3(b)(ii), the Corporation will pay all expenses of registering the Shareholders' Common Shares (other than the fees and expenses of any separate legal counsel retained by the Shareholders and the cost of all brokers' and underwriting discounts, commissions and transfer taxes, if any, attributable to the Common Shares sold by the Shareholders); provided, however, that notwithstanding the foregoing, each Shareholder shall pay all incremental printing expenses, and fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Common Shares), if any, incurred in connection with a Shelf Registration Statement if such Shareholder determines to sell any of his or its Common Shares registered on such Shelf Registration Statement through an underwriter. All expenses and costs of any other demand registrations, if any, will be paid by the selling Shareholder(s) as first described in this Section 3(e).

4. REGISTRATION PROCEDURES. Whenever the Corporation is required to use its reasonable best efforts to effect or cause the registration of any Common Shares under the Securities Act as provided in this Agreement, the Corporation will, as soon as practicable:

      (a) Prepare and file with the SEC a registration statement on Form S-1, S-2 or S-3, based on the Corporation's eligibility or the requirements of
Section 3, as applicable, with respect to such Common Shares and use its reasonable best efforts to cause such registration statement to become and remain effective in order to permit the sale of the Common Shares by the Shareholders in accordance with the intended method or methods of distribution thereof described in such registration statement;

      (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective during such period;

      (c) Comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period;

      (d) Furnish to the selling Shareholders each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents the Shareholder may reasonably request;

      (e) (i) Promptly notify in writing each Shareholder that holds Common Shares covered by such registration statement, (A) when such registration statement or any post-effective amendment or supplement thereto becomes effective, (B) of the issuance by the SEC or

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any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of such registration statement (and take all reasonable action to prevent the entry of such stop order or to remove it if entered, or the initiation of any proceedings for that purpose), or (C) of the happening of any event as a result of which the registration statement, as then in effect, the prospectus related thereto or any document included therein by reference includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and (ii) in the case of an event under clause (e)(i)(B) or (C), promptly file such amendments and supplements which may be required on account of such event and use its reasonable best efforts to cause each such amendment and supplement to become effective;

      (f) Promptly furnish counsel for each underwriter, if any, and for the Shareholders copies of any written request by the SEC or any state securities authority for amendments or supplements to a registration statement and prospectus or for additional information;

      (g) Use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time;

      (h) Use commercially reasonable efforts to cause all such Common Shares covered by such registration statement to be listed on the principal securities exchange or authorized for quotation on Nasdaq, if any, on which the Common Shares issued by the Corporation are then listed or authorized for quotation, or eligible for listing or quotation, if the listing or authorization for quotation of such securities is then permitted under the rules of such exchange or the NASD;

      (i) Enter into an underwriting agreement with the underwriter of such offering in the form customary for such underwriter for similar offerings, including such representations and warranties by the Corporation, provisions regarding the delivery of opinions of counsel for the Corporation and accountants' comfort letters, provisions regarding indemnification and contribution, and such other terms and conditions as are at the time customarily contained in such underwriter's underwriting agreements for similar offerings (the sellers of Common Shares that are to be distributed by such underwriter(s) may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Corporation to and for the benefit of such underwriter(s) shall also be made to and for the benefit of such sellers of Common Shares);

      (j) Make available for inspection by representatives of the selling Shareholders and any underwriters participating in any disposition pursuant hereto and any counsel or accountant retained by the Shareholders or underwriters, all relevant financial and other records, pertinent documents and properties of the Corporation and cause the respective officers, Directors and employees of the Corporation to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with a registration pursuant hereto. The Shareholders agree that information obtained by such Shareholder as a result of such inspections shall be deemed confidential and shall not be used by the Shareholder or any of its representatives or advisors as the basis for any market transactions in the securities of the Corporation (or for the Shareholder's business purposes or for any reason other than in

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connection with a registration hereunder) unless and until such information is made generally available (other than by the Shareholders or where the Shareholders know that such information became publicly available as a result of a breach of any confidentiality arrangement) to the public. The Shareholders further agree that, upon learning that disclosure of such records is sought, they will give prompt notice to the Corporation and allow the Corporation, at its expense, to undertake appropriate action to prevent disclosure of the records deemed confidential; and

      (k) Make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Corporation's businesses and the requirements of the marketing process) in the marketing of the Common Shares in any underwritten offering.

      The Corporation may require the Shareholder who is selling Common Shares pursuant to which any registration is being effected to furnish the Corporation such information regarding the Shareholder and the distribution of such Common Shares as the Corporation may from time to time reasonably request in writing. In any registration pursuant to Section 3(a) or 3(b), the Corporation will take all actions necessary to comply with the securities or "blue sky" laws of any jurisdiction in which the Common Shares are to be offered or sold. The Corporation will not, however, be required to qualify generally to do business as a foreign entity in any jurisdiction wherein it would not otherwise be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction. Each Shareholder agrees that upon any notice from the Corporation of the happening of any event of the kind described above in clauses (e)(i)(B) and (e)(i)(C) above, such Shareholder will discontinue disposition of the Common Shares until such Shareholder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (e)(ii) above, and if so directed by the Company, such Shareholder will deliver to the Corporation (at the Corporation's expense) all copies, other than permanent file copies then in such Shareholder's possession, of the prospectus covering such Common Shares that was in effect prior to such amendment or supplement.

5. INDEMNIFICATION.

      (a) In the event of any registration of any Common Shares pursuant to this Agreement, the Corporation shall indemnify and hold harmless, to the fullest extent permitted by law, the Shareholders, their affiliates, directors, officers, fiduciaries, employees, agents and shareholders, each other person who participates as an underwriter or a qualified independent underwriter, if any, in the offering or sale of such securities, each director, officer, fiduciary, employee, agent and shareholder or general and limited partner of such underwriter or qualified independent underwriter, and each other person (including any such person's directors, officers, fiduciaries, employees, agents and shareholders or members or general and limited partners), if any, who controls such seller or any such underwriter or qualified independent underwriter, within the meaning of the Securities Act, against any and all claims in respect thereof and expenses (including reasonable fees and expenses of counsel and any amounts paid in any settlement effected with the Corporation's consent, which consent shall not be unreasonably withheld, conditioned or delayed) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such claims or expenses arise

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out of or are based upon any of the following actual or alleged statements, omissions or violations (each, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Common Shares were registered pursuant to this Agreement under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any final or summary prospectus or any amendment or supplement thereto (unless corrected in the final prospectus), together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation by the Corporation of any federal, state, common law or applicable foreign rule or regulation applicable to the Corporation and relating to action required of or inaction by the Corporation in connection with any such registration, and the Corporation will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim as such expenses are incurred; provided, however, that the Corporation shall not be liable to any such indemnified party in any such case to the extent such claim or expense arises out of or is based upon any Violation that occurs in reliance upon and in conformity with written information furnished to the Corporation or its representatives by or on behalf of such indemnified party expressly stating that such information is for use therein.

      (b) The Shareholders shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5(a)), to the fullest extent permitted by law, the Corporation, its Directors, officers, fiduciaries, employees, agents and shareholders and each person (including any such person's directors, officers, fiduciaries, employees, agents and shareholders or members or general and limited partners), if any, controlling the Corporation within the meaning of the Securities Act and all other prospective sellers and their directors, officers, fiduciaries, employees, agents and shareholders or general and limited partners and respective controlling persons (including any such person's directors, officers, fiduciaries, employees, agents and shareholders or members or general and limited partners) against any and all claims and expenses (including reasonable fees and expenses of counsel and any amounts paid in any settlement effected with the consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed) to which each such indemnified party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such claims or expenses arise out of or are based upon any Violation that occurs in reliance upon and in conformity with written information furnished to the Corporation or its representatives by or on behalf of such Shareholder, expressly stating that such information is for use in connection with any registration statement, preliminary, final or summary prospectus or amendment or supplement or document incorporated by reference into any of the foregoing. Notwithstanding anything in this Section 5(b) to the contrary, no indemnifying party shall be required pursuant to this Section 5(b) to contribute any amount in excess of the gross proceeds received by such indemnifying party from the sale of Common Shares in the offering to which the claims of the indemnified parties relate.

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      (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without the indemnifying party's consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) Contribution. If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party shall contribute, to the fullest extent permitted by applicable law, the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party, on the other hand, in connection with the matters that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information was supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement of omission; provided, that in no event shall the amounts payable in indemnity by a Shareholder under Section 5(d) exceed the net proceeds received by such Shareholder in the registered offering out of which such indemnification arises. No party guilty of fraudulent misrepresentation under
Section 11(f) of the Securities Act shall be entitled to contribution under this
Section 5(d).

6. MISCELLANEOUS.

      (a) Choice of Law. This Agreement will be interpreted and enforced under the laws of the State of Ohio.

      (b) Entire Agreement. This Agreement constitutes the entire agreement among the parties on its subject matter.

      (c) Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

      (d) Termination. This Agreement will remain in effect with respect to each Shareholder until all of the Common Shares held by such Shareholder have been disposed of as

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

provided herein. If a Shareholder party hereto ceases to own any Common Shares, such party will no longer be deemed to be a Shareholder for purposes of this Agreement, and there shall be no liability on the part of any such party, except for liabilities arising from a breach of this Agreement prior to such termination.

      (e) Successors and Assigns. This Agreement will be binding on and inure to the benefit of the parties hereto and, except as provided herein, their respective successors and assigns.

      (f) Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

      (g) Notices. All notices provided for or permitted hereunder shall be made in writing by hand-delivery, telecopier or air courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

            If to the Company, to:

            National Interstate Corporation
            3250 Interstate Drive
            Richfield, OH 44286-9000
            Attn: General Counsel


            If to Great American Insurance Company, to:

            Great American Insurance Company
            580 Walnut Street
            Cincinnati, OH 45202
            Attn: David J. Witzgall, Treasurer


            If to Mr. Spachman, to:

            Alan Spachman
            National Interstate Corporation
            3250 Interstate Drive
            Richfield, OH 44286-9000

All such notices shall be deemed to have been duly given when delivered by hand, if personally delivered; when receipt is acknowledged in writing, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery. For purposes of this

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

Agreement, "business day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of Ohio are authorized or obligated by law or executive order to close.

                            [signatures on next page]

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

      IN WITNESS WHEREOF, the parties have executed this Agreement on ___________, 2004.

NATIONAL INTERSTATE CORPORATION

___________________________________
By:________________________________
Title:_____________________________

GREAT AMERICAN INSURANCE COMPANY, as Shareholder

___________________________________
By:________________________________
Title:_____________________________

ALAN R. SPACHMAN, as Shareholder

___________________________________

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